-----------------------

                               -----------------
                               DECEMBER 31, 1997
                               -----------------
                                    VAN ECK
                               -----------------
                                 INTERNATIONAL
                               -----------------
                                   INVESTORS
                               -----------------
                                      GOLD
                               -----------------
                                      FUND
                               -----------------
                                     ANNUAL
                               -----------------
                                     REPORT
                               -----------------
                                     > > >
                               -----------------

                            -----------------------

                             Van Eck Global [Logo]

                    VAN ECK INTERNATIONAL INVESTORS GOLD FUND
                    -----------------------------------------
                               1997 ANNUAL REPORT

Dear Fellow Shareholder:

The year 1997 was an extraordinary and difficult one for the gold market. Unexpected sales of more than 1,000 metric tons depressed prices. Net central bank sales were more than double the average of the preceding ten years and dominated market psychology. Net mine forward selling and speculative sales increased dramatically. Investment demand fell as investors focused on capital growth and were attracted by a strong U.S. stock market (the Dow Jones Industrial Average up 25.0%) and a strong U.S. dollar. Gold investors in Thailand and Malaysia were rewarded by soaring domestic gold as their currencies fell, but many had to sell in the world market in order to pay short-term dollar debts. As a consequence, the price of gold fell to $289.05 an ounce at the end of 1997, down 21% from the previous year. For the year, the International Investors Gold Fund lost 36.0%*, less than the 43.9% average decline posted by its peer group of 40 gold funds as measured by the Lipper Gold Fund Index.

Dividend News

A quarterly dividend of $.032 a share was paid on December 31, 1997, to shareholders of record on December 29, 1997. You should have received a check or, if you participate in the dividend reinvestment plan, a statement showing the number of shares purchased for your account at net asset value on the dividend reinvestment date, December 31, 1997.

Gold-Mining Shares

Gold's poor performance in 1997 weighed heavily on gold-mining shares around the world. The worst affected region was Australia, as its currency was hurt by its export exposure to Asia. The Australian Stock Exchange Gold Index declined 44% in local currency terms and 55% in U.S. dollar terms. Virtually no company was left unscathed, although Normandy Mining held up relatively well as its move toward control of Great Central Mines, its extensive hedge position and quality asset base (Super Pit, Vera/Nancy), and its listing in Toronto drew investors' attention to Normandy's position as Australia's premier gold producer. In addition, Homestake Mining of the U.S. offered 34 of its shares for every 100 Plutonic Resources shares just prior to year end, representing an 86% premium to the Plutonic price before the bid was announced. This highlighted the attractive valuations Down Under and drove up the prices of other gold-mining companies considered for possible takeover. During the year, we reduced the Fund's Australian exposure to 8%.

The Johannesburg Gold Index was the second-worst performer in 1997, registering a decline of 49% in U.S. dollar terms (47% in rand terms). As the highest-cost producers, South African gold-mining shares came under selling pressure from foreign investors and from local investors favoring a buoyant South African industrial share market. We reduced the Fund's South African exposure to 26% by year end (from 38% at year end 1996) in anticipation of relative underperformance. With the industry undergoing substantial restructuring at both the operating level (Avgold, Gencor, Randgold) and, recently, the corporate level (Anglo, Gold Fields), some buying opportunities may exist and we are considering adding to our South African holdings on a selective basis.

The Toronto Gold & Silver Index fell 46% last year in U.S. dollar terms (44% in Canadian dollars), making Canada the second-best performer. Of the seniors, Barrick Gold contained its slide to just 35%, supported by its low-cost profile and strong hedge position, as well as management's decision to close some high-cost operations and endure the pain of write-downs. At the same time, Barrick announced the accelerated develop-ment of two large, low-cost projects and production increases in the state of Nevada that should increase cash flow. The Canadian junior sector was especially hard hit after the Bre-X Minerals scandal, with some exploration shares falling up to 90% by year end (we owned no Bre-X shares). Your Fund was never more than 6%-7% invested in the juniors and escaped relatively unharmed by the carnage. Additionally, in late spring when we grew concerned about the psychological impact of central bank gold sales on gold prices, we sold the shares of high-cost, financially questionable companies in the Fund; for example, we did not own Echo Bay Mines or Pegasus Gold when their shares declined dramatically.

In 1997, the U.S. was clearly the place to be. The Philadelphia Gold & Silver Index (XAU) slid 37%, helped by a relatively mild decline of under 15% for Battle Mountain, a low-cost, financially sound producer. At year end, U.S. companies represented 24% of your Fund, including some 7% in non-gold investments (primarily energy and real estate). Finally, reflecting our cautious stance on gold and gold shares, the Fund was 20% in cash at year end.

The Outlook

Looking ahead, three key themes may affect gold prices:

1.    Possible Reduction in Net Central Bank and Mine Forward Sales

      The actions of the central banks and market perceptions about their attitudes are important factors in setting gold prices. Recent reports seem to indicate that European central bankers believe that the bear market sentiment in gold has gone far enough. In December, the President of the Bundesbank repeated earlier statements that European central bankers agreed that a future European Central Bank (ECB) should hold some gold and that Germany had no plans to sell gold from its reserves. This supports previous statements by the Governor of the Bank of France that gold will definitely have a place in the reserves of the planned ECB and by the Vice Chairman of the Swiss National Bank that he is convinced gold will continue to play a role as a currency reserve, especially in times of crisis. He stated, "Those who expect massive gold sales from us will be disappointed."

      In November, the Chairman of the European Monetary Institute (EMI) indicated that the debate about the new ECB gold reserves was unimportant and that the question of ownership of the official gold was not of monetary relevance. The big issue is the future gold policy for member banks after the ECB is in operation, not the amount of gold the Bank holds. The ECB will then control the gold reserves of its members. The EMI is expected to provide guidelines for the ECB Governing Council between early May and July 1 of this year. Because gold reserves are about 50% of the Bank of France's monetary reserves, 30% of the Bundesbank's, and 35% of the Bank of Italy's, and these banks will control ECB monetary policy, we are optimistic that future European gold policy will be friendly for gold prices. Based on past monetary history, European public opinion is pro-gold. An improved ECB attitude might well cause the mines to take a more positive view on gold. There is an overall short position of more than 4,000 metric tons which could be bought back if confidence were regained that future gold prices could rise at a rate exceeding the current annual forward premium of about 4%. For example, if the price of gold rises to $400 an ounce in four years time, this would represent an annual growth rate of 8%.

2.    New Central Bank Reflation

      Asia's current financial crisis may lead to a new global monetary inflationary cycle, as global central bank policy is moving from a focus on price stability to stimulating demand in order to provide enough liquidity to enable further expansion the world's economy. This also happened in the 1970s in response to higher oil prices. International Monetary Fund (IMF) resources have been severely depleted in the last six months and need to be replenished. Accordingly, individual central banks and banking systems will need to intercede to save the international banking system. Japan's Prime Minister has said, "We will do everything to prevent a world recession or global crisis." Japan has taken a series of cautious steps to stimulate faster growth, such as tax cuts and new public spending. The Bank of Japan has dramatically expanded its monetary base growth rates, and its assets have increased by more than 40% since October.

      In a special report in December, the IMF recommended that monetary authorities in North America and Europe should delay rises in interest rates and be prepared to relax rates if the situation worsened. It forecast that the politically sensitive U.S. trade deficit will expand by more than $50 billion to $230 billion. The Federal Reserve has been concerned about "very rapid asset price declines," a "cascading sequence of defaults" and a systemic crisis. In early January, Mr. Laurence Meyer, traditionally a hawkish Fed governor, said the turmoil in Asia introduced a downside risk and that it was time for the bias toward tightening monetary policy to change. The Fed--the "engine of inflation" according to a former chairman--has already increased the annual growth rate of its monetization of debt to approximately 10% during the last three months. With global monetary reexpansion, a tight labor market, and faster consumer spending, there is always a possibility of a rise in inflationary expectations and demand for gold.

3.    Deflationary Scenario

      There is a risk that Asia's problems will spread globally and that financial authorities will be unable to maintain growth, resulting in a period of global credit contraction and crisis. Historically, there have been six great inflationary periods in financial assets since the South Sea Bubble of 1720. In each case, once security speculation was over, investors sought to protect their wealth by increasing their cash and gold holdings, thus propelling the real prices of gold higher for an average of three years. (Gold is an owned monetary asset, not subject to credit risks.)

Conclusion

For many years global profits and stock markets have risen and gold prices have been lackluster (Exhibit 1). However, the stock market's current behavior suggests a pause for the greatest bull

Exhibit 1
--------------------------------------------------------------------------------
Mean Trends of Stock and Gold Valuations
1970 - 1997

Equities (S&P 500 Index)

[Line chart omitted]

Source: World Gold Council

Gold

[Line chart omitted]

Source: World Gold Council
--------------------------------------------------------------------------------

market of this century. Asia's competitive devaluations, overcapacity and private sector debt contraction may lead to a global economic slowdown, profit margin pressures and earnings disappointments. American households are struggling under the weight of record debt and debt-service burdens (Exhibit 2). Consumer spending could weaken. Under these conditions, the returns on stocks may stagnate for a period. On the other hand, we believe the price of gold is very under-

Exhibit 2
--------------------------------------------------------------------------------
Household Mortgage & Consumer Debt as
a Percentage of Disposable Personal Income
1959 - 1997

[Line chart omitted]

Source: Federal Reserve Bulletin
--------------------------------------------------------------------------------

valued. In our opinion, the weight of net central bank sales and mine forward selling will gradually be lifted and investment demand will increase, leading to an attractive return on gold investments. Markets could revert to their means, and gold prices could resume their long-term upward trend.

We appreciate your participation in the International Investors Gold Fund and look forward to helping you meet your investment objectives in the future.

[Photo omitted]                              [Photo omitted]


/s/ John C. van Eck                          /s/ Lucille Palermo

John C. van Eck                              Lucille Palermo
Chairman                                     Portfolio Manager

January 20, 1998

* How a $10,000 Investment in
  International Investors Gold Fund Grew
  to $479,457

 As of December 31, 1997, the average annual total returns were:

                                                 After Maximum
                                                 Sales Charge of   Before
                                                 5.75%             Sales Charge
--------------------------------------------------------------------------------
A shares-Life (since 2/10/56)                         9.7%            9.8%
--------------------------------------------------------------------------------
Past twenty years                                     9.3%            9.6%
--------------------------------------------------------------------------------
Past fifteen years                                   (0.2)%           0.2%
--------------------------------------------------------------------------------
Past ten years                                       (4.1)%          (3.5)%
--------------------------------------------------------------------------------
Past five years                                       1.0%            2.2%
--------------------------------------------------------------------------------
Past one year                                       (39.7)%         (36.0)%
--------------------------------------------------------------------------------

Past performance is not indicative of future results. Investment return and principal value of an investment in the Fund may vary so that shares, when redeemed, may be worth more or less than their original cost. C shares are no longer publicly offered.

[Line chart omitted]

The chart below illustrates how a $10,000 investment in International Investors Gold Fund-Class A shares with income, dividends and capital gains distributions reinvested would have grown to $479,457 over the life of the Fund. This information is provided strictly for illustrative purposes and is not to be construed as a guarantee of future returns in International Investors Gold Fund or any Van Eck Fund. Past performance is not indicative of future results.

Note: International Investors Gold Fund became a gold-oriented fund in 1968. ++ Source: U.S. Department of labor

                        INTERNATIONAL INVESTORS GOLD FUND
               SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1997

No. of Shares          Securities(a)                              Value (Note 1)
--------------------------------------------------------------------------------
Australia: 8.07%
      900,000  Acacia Resources Ltd.+                              $    820,260
    2,500,000  Australian Resources Ltd.+                               374,325
      278,686  Consolidated Gold N.L.+                                   14,514
      100,000  Delta Gold N.L.                                          105,202
      275,584  Emperor Mines Ltd.+                                       80,732
    1,668,210  Ghana Gold Mines Ltd.+                                    76,020
    4,000,000  Gullewa Gold N.L.+                                        33,852
       50,177  Herald Resources Ltd.+                                     7,676
      150,000  Lihir Gold Ltd.+                                         156,240
    1,200,000  Menzies Gold N.L.                                        140,616
      700,000  Normandy Mt. Leyshon Ltd.                                774,690
    3,036,890  Normandy Mining Ltd.                                   2,945,753
    4,294,233  Plutonic Resources Ltd.                               11,964,936
      335,156  Resolute Ltd.                                            244,369
      300,000  WMC Ltd.                                               1,044,855
                                                                   ------------
                                                                     18,784,040
                                                                   ------------
Canada: 17.80%
      840,000  Barrick Gold Corp.                                    15,645,000
       43,600  Boliden Ltd. (Installment Receipt)+                      111,322
      150,000  Cambior Inc.                                             886,643
       36,000  Canadian Natural Resources Ltd.+                         770,592
      197,400  Dayton Mining Corp.+                                     372,831
      100,000  Denison Mines Ltd.+                                       25,882
      400,000  El Callao Mining Corp.+                                  100,731
       50,000  Exall Resources Ltd.+                                     14,690
      300,000  Greenstone Resources Ltd.+                             1,427,022
      225,000  Kinross Gold Corp.+                                      763,352
      231,400  Meridian Gold Inc.+                                      647,476
      735,000  Miramar Mining Corp.+                                  1,465,321
       88,900  Oliver Gold Corp.+                                        21,766
       71,500  Pacific Rim Mining Corp.
                 (Special Warrants expiring 4/4/98) (c) +*               85,527
      760,900  Placer Dome Inc.                                       9,653,919
        2,700  Prime Resources Group, Inc.                               17,943
      201,000  Prudential Steel Ltd.                                  1,968,452
      250,000  Richmont Mines Inc.+                                     577,105
       14,400  Rio Narcea Gold Mines Ltd.+                               42,811
       50,000  St. Andrew Goldfields Ltd.+                               75,198
       30,000  Sutton Resources Ltd.+                                   202,511
      120,000  Teck Corp. (Class B)                                   1,808,961
       50,000  TrizecHahn Corp.                                       1,159,375
    1,063,700  TVX Gold, Inc.+                                        3,589,988
      168,000  Vista Gold Corp.+                                         38,781
                                                                   ------------
                                                                     41,473,199
                                                                   ------------
Mexico: 0.61%
      450,000  Grupo Mexico S.A. (Ser 'L')                            1,422,462
                                                                   ------------

Netherlands: 1.86%
       80,000  Royal Dutch Petroleum Co.
                 (New York Registry Shares)                           4,335,000
                                                                   ------------
Peru: 0.31%
       44,500  Companhia de Minas Buenaventura S.A.
                 (Sponsored ADR)                                        712,000
                                                                   ------------

South Africa: 25.71%
       66,000  Anglo American Corp. of South Africa Ltd. (b)          2,656,500
      473,101  Anglo American Platinum Corporation Ltd.               6,275,683
    2,830,755  Avgold Ltd.+                                           2,094,759
    2,405,000  Avmin Ltd. (ADR)                                       2,940,112
      749,000  Beatrix Mines Ltd. (ADR)                               2,582,178
      100,000  Consolidated African Mines Ltd.                           29,250
      562,500  Driefontein Consolidated Ltd. (b)
                 (Sponsored ADR)                                      3,726,562
      295,304  Durban Roodepoort Deep Ltd. (b)
                 (Sponsored ADR)                                        442,956
       83,924  Durban Roodepoort Deep, Convertible (Pfd)                137,962
    2,184,140  Elandsrand Gold Mining Co. Ltd. (b)                    5,564,097
      551,327  Evander Gold Mines Ltd. (b) (ADR)                      1,046,143
       95,000  Gold Fields of South Africa Ltd. (b)
                 (Sponsored ADR)                                      1,472,500
      439,430  Harmony Gold Mining Co. Ltd.
                 (Sponsored ADR)+                                       988,718
      645,000  Impala Platinum Holdings Ltd. (ADR)                    6,022,688
    1,098,657  Kloof Gold Mining Ltd. (Sponsored ADR)                 3,639,301
    1,301,000  Randfontein Estate Gold Mining Co. (ADR)+              1,948,248
       11,000  Randgold & Exploration Company Ltd.+                      14,245
      841,000  Vaal Reefs Exploration & Mining Co. Ltd. (b)
                 (ADR)                                                8,114,156
      975,009  Western Area Gold Mining Co. Ltd. (b) (ADR)+           5,104,172
      273,365  Western Deep Levels Ltd. (ADR)                         5,091,423
                                                                   ------------
                                                                     59,891,653
                                                                   ------------
United Kingdom: 1.28%
      920,000  Billiton PLC+                                          2,287,692
      500,000  Reunion Mining PLC+                                      688,666
                                                                   ------------
                                                                      2,976,358
                                                                   ------------

United States: 24.11%
      222,000  Battle Mountain Canada, Inc.                           1,304,250
    1,400,000  Battle Mountain Gold Co.                               8,225,000
       27,000  Bedford Property Investors Inc.                          590,625
       65,000  CapStar Hotel Co.+                                     2,230,313
       45,750  Carramerica Realty Corp.                               1,449,703
       15,000  Cross Timbers Oil Co.                                    374,063
      100,000  Crown Resources Corp.+                                   418,750
       50,000  Excel Realty Trust Inc.                                1,575,000
      440,000  Freeport-McMoran Copper & Gold Inc. (Class A)          6,737,500
      247,700  Getchell Gold Corp.+                                   5,944,800
      100,000  Hecla Mining Co.+                                        493,750
      990,000  Homestake Mining Co.                                   8,786,250
       20,000  Macerich Co. (The)                                       570,000
       70,000  Mack-Cali Realty Corp.                                 2,870,000
      299,900  Newmont Mining Corp.                                   8,809,563
       49,498  Patriot American Hospitality Inc.                      1,426,161
    1,270,000  Piedmont Mining Co., Inc. (d)+                           158,750
       75,000  Prentiss Properties Trust                              2,095,313
       50,000  Public Storage Inc.                                    1,468,750
       22,036  Security Capital Industrial Trust                        548,146
        3,000  Triton Energy Ltd.+                                       87,563
        1,025  Security Capital Industrial Trust (Class B)
                 (Warrant exp. 9/19/98) +                                 4,992
                                                                   ------------
                                                                     56,169,242
                                                                   ------------
Total Stocks & Other Investments: 79.75%
(Cost: $167,501,403)                                                185,763,954
                                                                   ------------
Call Options Purchased: 0.02%
       83,924  Durban Roodepoort Deep, Ltd.
                 Strike price @ ZAR 30 expiring 12/31/1999+              45,269
       51,411  Durban Roodepoort Deep, Ltd.
                 Strike price @ ZAR 60 expiring 6/30/2002+               10,881
                                                                   ------------
Total Call Options Purchased: 0.02%
(Cost: $147,238)                                                         56,150
                                                                   ------------

                       See Notes to Financial Statements.

                        INTERNATIONAL INVESTORS GOLD FUND
         SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1997 (continued)

Principal
Amount           Short-Term Obligations: 28.96%                   Value (Note 1)
--------------------------------------------------------------------------------
$10,500,000      American Express
                   Commercial Paper
                   Due 1/02/98
                   Interest Yield 6.45%                            $ 10,498,119

 10,500,000      General Electric Capital
                   Commercial Paper Due
                   1/02/98 Interest Yield 5.65%                      10,498,352

 20,000,000      U.S. Treasury Bill Due 2/26/98
                   Interest Yield 5.18%                              19,838,222

 7,700,000       U.S. Treasury Bill Due 2/05/98
                   Interest Yield 5.04%                               7,662,270

 19,000,000      U.S. Treasury Bill Due 1/22/98
                   Interest Yield 4.30%                              18,952,342
                                                                   ------------
Total Short-Term Obligations: 28.96%
(Amortized Cost: $67,449,305)                                        67,449,305
                                                                   ------------

Total Investments: 108.73% (Cost: $235,097,946)                     253,269,409
Other Assets Less Liabilities: (8.73)%                              (20,325,083)
                                                                   ------------
Net Assets: 100.0%                                                 $232,944,326
                                                                   ============

(a)   Unless otherwise indicated, securities owned are shares of common stock.

(b) Includes securities in the form of American Depositary Receipts (ADR). ADR's are traded at prices substantially equivalent to those quoted for ordinary shares.

(c)   Restricted security, see Note 7.

(d)   Affiliated company, see Schedule of Affiliated Company Transactions.

*     Fair value as determined by Board of Trustees.

+     Non-income producing.

Glossary:
ADR--American Depositary Receipt

--------------------------------------------------------------------------------
Summary of
Investments                                                              % of
By Industry                                                           Net Assets
-----------                                                           ----------
Precious Metals                                                         64.81%
Industrial Metals                                                        4.84%
Real Estate                                                              6.86%
Oil Integrated--International                                            1.86%
Oil/Gas Equipment & Service                                              0.85%
Oil & Gas Exploration                                                    0.53%
Call Options Purchased                                                   0.02%
Short-Term Obligations                                                  28.96%
Other Assets less liabilities                                           (8.73)%
                                                                       ------
                                                                        100.0%
                                                                       ======

                       See Notes to Financial Statements.

                        INTERNATIONAL INVESTORS GOLD FUND
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
December 31, 1997

Assets:
Investments at value (cost, $235,097,946) (Note 1)                $ 253,269,409
Receivables:
   Capital shares sold                                               40,225,818
   Securities sold                                                    2,184,537
   Dividends                                                            316,769
   Unrealized appreciation on forward foreign currency
     contracts (Note 6)                                                   8,087
Other assets                                                             58,535
                                                                  -------------
      Total assets                                                  296,063,155
                                                                  -------------
Liabilities:
Payables:
  Due to custodian                                                   12,350,897
  Capital shares redeemed                                            49,954,177
  Dividends payable                                                     182,281
  Securities purchased                                                  431,396
  Accounts payable                                                      200,078
                                                                  -------------
      Total liabilities                                              63,118,829
                                                                  -------------
Net Assets                                                        $ 232,944,326
                                                                  =============
Shares Outstanding                                                   30,903,581
                                                                  =============
Class A
Net asset value and redemption price per share
   ($232,944,326/30,903,581)                                             $ 7.54
                                                                         ======
Maximum offering price per share (NAV/(1-maximum sales
   commission))                                                          $ 8.00
                                                                         ======
Net assets consist of:
  Aggregate paid in capital                                       $ 217,861,759
  Unrealized appreciation of investments and
     foreign currency                                                18,116,480
   Undistributed net investment income                                      162
   Accumulated realized loss                                         (3,034,075)
                                                                  -------------
                                                                  $ 232,944,326
                                                                  =============

--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended December 31, 1997

Income:
Dividends (less foreign taxes withheld of $234,789)               $   5,734,059
Interest                                                              2,572,134
                                                                  -------------
      Total income                                                    8,306,193

Expenses:
Management (Note 3)                                  $ 2,619,794
Distribution (Note 4)                                      4,565
Administration (Note 3)                                1,070,974
Reports to shareholders                                  130,691
Transfer agent                                         1,020,124
Professional                                              90,031
Trustees fees                                             67,042
Custodian                                                 88,191
Registration                                              32,190
Other                                                    175,883
                                                     -----------
      Total expenses                                   5,299,485
Expenses assumed by Adviser and reduced by
  directed brokerage and custody fee
  arrangement (Note 3)                                  (150,301)
                                                     -----------
   Net expenses                                                       5,149,184
                                                                  -------------
Net investment income                                                 3,157,009

Realized and Unrealized Loss
  on Investments (Note 2)
Realized loss from security transactions                             (3,087,132)
Realized loss from foreign currency
  transactions                                                          (77,798)
Change in unrealized depreciation of foreign
  denominated receivables, payables and
  forward foreign currency contracts                                    (38,150)
Change in unrealized depreciation of investments                   (132,602,352)
                                                                  -------------
Net Decrease in Net Assets Resulting
  from Operations                                                 ($132,648,423)
                                                                  =============

Statements of Changes in Net Assets

                                                      For the          For the
                                                     Year Ended       Year Ended
                                                    December 31,     December 31,
                                                        1997             1996
                                                   --------------   --------------
Decrease in Net Assets from:
  Operations:
    Net investment income                          $    3,157,009   $    1,985,421
    Realized gain (loss) from
      security transactions                            (3,087,132)       6,837,538
    Realized loss from gold bullion                            --         (600,769)
    Realized loss from foreign
      currency transactions                               (77,798)         (76,831)
    Change in unrealized depreciation
      of foreign currency receivables,
      payables and forward foreign currency
      contracts                                           (38,150)         (14,859)
    Change in unrealized
      depreciation of investments                    (132,602,352)     (30,501,802)
                                                   --------------   --------------
    Decrease in net assets
      resulting from operations                      (132,648,423)     (22,371,302)

Dividends and distributions to shareholders from:
    Net investment income
      Class A shares                                   (3,043,229)      (2,651,039)
                                                   --------------   --------------

    Net realized gain
      Class A shares                                      (99,162)      (4,917,152)
      Class C shares                                           --          (20,308)
                                                   --------------   --------------
                                                          (99,162)      (4,937,460)
                                                   --------------   --------------
    Tax return of capital
      Class A shares                                      (12,911)              --
                                                   --------------   --------------
Total dividends and distributions                      (3,155,302)      (7,588,499)
                                                   --------------   --------------
                                                     (135,803,725)     (29,959,801)
                                                   --------------   --------------
Capital share transactions*
    Net proceeds from sales of shares:
      Class A shares                                3,627,782,477    3,349,573,323
      Class C shares                                      118,370        2,250,614
                                                   --------------   --------------
                                                    3,627,900,847    3,351,823,937
                                                   --------------   --------------
    Reinvestment of dividends:
       Class A shares                                  (1,588,222)       5,963,797
       Class C shares                                          --           12,843
                                                   --------------   --------------
                                                       (1,588,222)       5,976,640
                                                   --------------   --------------
    Cost of shares reacquired: (Note 1)
      Class A shares                               (3,666,968,333)  (3,436,494,219)
      Class C shares                                   (1,637,306)        (820,601)
                                                   --------------   --------------
                                                   (3,668,605,639)  (3,437,314,820)
                                                   --------------   --------------

    Decrease in net assets resulting
      from capital share transactions                 (42,293,014)     (79,514,243)
                                                   --------------   --------------
      Total decrease in net assets                   (178,096,739)    (109,474,044)
Net Assets:
  Beginning of year                                   411,041,065      520,515,109
                                                   --------------   --------------
  End of year (including undistributed
    net investment income of $162 and
    $9,159, respectively)                          $  232,944,326   $  411,041,065
                                                   ==============   ==============
* Shares of Beneficial Interest Issued and
    Redeemed (Unlimited number of $.001
    par value shares authorized)
                                                       Class A          Class A
                                                   --------------   --------------
    Shares sold                                       364,106,797      235,630,762
    Reinvestment of dividends                             (77,706)         472,499
                                                   --------------   --------------
                                                      364,029,091      236,103,261
    Shares reacquired                                (367,513,556)    (240,653,838)
                                                   --------------   --------------
    Net decrease                                       (3,484,465)      (4,550,577)
                                                   ==============   ==============

                                                        Class C         Class C
                                                   --------------   --------------
    Shares sold                                            10,291          147,390
    Reinvestment of dividends                                  --            1,100
                                                   --------------   --------------
                                                           10,291          148,490
    Shares reacquired (Note 1)                           (156,656)         (56,586)
                                                   --------------   --------------
    Net increase (decrease)                              (146,365)          91,904
                                                   ==============   ==============

                       See Notes to Financial Statements.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Schedule of Affiliated Company Transactions

Transactions with affiliates (as defined by the Investment Company Act of 1940) for the year ended December 31, 1997 of the Fund are listed below:

                                                 Purchases          Sales
                                     12/31/96  --------------   -------------                 12/31/97
                                       Share                                     Realized       Share      Market    Dividend
Issuer                                Balance  Shares    Cost   Shares   Cost   Gain (Loss)    Balance      Value     Income
------                               --------  -------   ----   ------   ----   -----------   ---------   --------   --------
Piedmont Mining Co., Inc..........  1,270,000       --   $ --       --   $ --        $--      1,270,000   $158,750         --

--------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout each year

                                                                                       Class A
                                                     ------------------------------------------------------------------------
                                                                             For Year Ended December 31
                                                     ------------------------------------------------------------------------
                                                       1997             1996             1995           1994           1993
                                                     --------         --------         --------       --------       --------
Net Asset Value,
  Beginning of Year ...........................      $  11.90         $  13.35         $  15.21       $  16.08       $   7.81
                                                     --------         --------         --------       --------       --------
Income from Investment Operations:
  Net Investment Income .......................          0.09             0.05             0.08           0.19           0.14
  Net Gain (Loss) on Securities
    (both realized and unrealized) ............         (4.36)           (1.29)           (1.44)         (0.36)          8.70
                                                     --------         --------         --------       --------       --------
Total from Investment Operations ..............         (4.27)           (1.24)           (1.36)         (0.17)          8.84
                                                     --------         --------         --------       --------       --------
Less Distributions:
  Dividends from Net Investment Income (a) ....         (0.09)           (0.07)           (0.10)         (0.18)         (0.13)
  Distributions from Capital Gains ............         (0.00)           (0.14)           (0.38)         (0.52)         (0.44)
  Tax Return of Capital .......................         (0.00)              --            (0.02)            --             --
                                                     --------         --------         --------       --------       --------
Total Distributions ...........................         (0.09)           (0.21)           (0.50)         (0.70)         (0.57)
                                                     --------         --------         --------       --------       --------
Net Asset Value, End of Year ..................      $   7.54         $  11.90         $  13.35       $  15.21       $  16.08
                                                     ========         ========         ========       ========       ========
Total Return (b) ..............................        (36.00%)          (9.37%)          (8.93%)        (1.04%)       113.41%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets,  End of Year (000) ................      $232,944         $409,331         $519,795       $634,808       $706,171
Ratio of Gross Expense to Average Net Assets             1.52%            1.43%            1.42%          1.15%          1.12%
Ratio of Net Expenses to Average Net Assets              1.47%            1.43%            1.42%          1.15%          1.12%
Ratio of Net Income to Average Net Assets .....          0.90%            0.36%            0.55%          1.23%          1.13%
Portfolio Turnover Rate .......................         19.99%           12.45%            4.10%          7.08%          7.20%
Average Commission Rate Paid (c) ..............      $ 0.0145         $ 0.0197

----------
(a) Net of foreign taxes withheld (to be included in income and claimed as a tax credit or deduction by the shareholder for federal income tax purposes) of $0 for 1997, $0.01 for 1996, $0.03 for 1995, $0.07 for 1994
      and $0.05 for 1993.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and a redemption on the last day of the year. A sales charge is not reflected in the calculation of total return.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.

                       See Notes to Financial Statements.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

Note 1 -- Significant Accounting Policies:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. On April 29, 1997, all of International Investors Gold Fund Class C shares were redeemed. The following is a summary of significant accounting policies consistently followed by the International Investors Gold Fund series, a fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual amounts could differ.

A. Security Valuation -- Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included on the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Direct investments in gold bullion are valued at the mean of the bid and asked prices quoted by a major commodity dealer. Short-term obligations are valued at amortized cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation -- Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses on other foreign denominated assets and liabilities attributable to foreign currency fluctuations are recorded as net realized gains and losses from foreign currency transactions.

D. Distributions -- Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of foreign currency transactions. The effect of these differences for the year ended December 31, 1997 decreased undistributed net investment income by $10,704, decreased accumulated realized loss by $23,615 and decreased aggregate paid in capital by $12,911.

E. Other -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Note 2 -- Purchases and proceeds from sales of investments other than short-term obligations aggregated $61,914,514 and $142,534,168, respectively, for the year ended December 31, 1997. For federal income tax purposes the cost of investments owned at December 31, 1997 was $237,676,026. As of December 31, 1997, net unrealized appreciation for federal income tax purposes aggregated $15,593,383, of which $61,971,248 related to appreciated investments and $46,377,865 related to depreciated investments. At December 31, 1997, the Fund had capital loss carryforwards of $455,994 available to offset future capital gains expiring Dcember 31, 2005.

Note 3 -- Van Eck Associates Corporation (the "Adviser") earned fees of $2,619,794 for the year ended December 31, 1997 for investment management and advisory services. The fee was based on an annual rate of .75 of 1% of the first $500 million of average daily net assets, .65 of 1% on the next $250 million and
 .50 of 1% of the excess over $750 million. Van Eck Associates Corporation also earned fees of $873,299 for the year ended December 31,1997 for administrative and operating services. The fee is based on an annual rate of .25 of 1% of the Fund's average daily net assets. In accordance with the administration agreement, the Fund reimbursed the Adviser $197,675 for costs incurred in connection with certain administrative and operational functions. Van Eck Securities Corp. received $122,745 for the year ended December 31, 1997 from commissions earned on sales of shares of beneficial interest of the Fund after deducting $401,483 allowed to other dealers. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation. The Fund has a fee arrangement based on cash balances left on deposit with the custodian which reduced the Fund's operating expenses by $141,878 for the year ended December 31, 1997.

The Advisor agreed to assume $7,062 of Class C transfer agency's expenses for the year ended December 31, 1997. In addition, the Fund had some of its portfolio trades directed to a broker-dealer who, in return, agreed to pay $1,361 of the Fund's expenses. The Fund has a fee arrangement based on cash balances left on deposit with the custodian which reduces the Fund's operating expenses by $141,878 at the year ended December 31, 1997.

Note 4 -- Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 1.00% of average daily net assets for Class C shares (the "Annual Limitation").

Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement of the carried forward amounts incurred for the period October 14, 1994 through April 30, 1997. The cumulative excess of distribution expenses incurred over the Annual Limitation at April 30, 1997, was $4,565 for Class C shares.

Note 5 -- The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less government supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund has significant investments in South African securities. South African securities may be subject to greater political, social and economic risks than investments in more developed foreign markets. Emerging market countries, such as South Africa, may present the risk of nationalization of businesses, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production or distribution of gold and other metals, minerals, oil, natural gas and coal and by

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Note 6 -- Forward Foreign Currency Contracts. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized loss from foreign currency transactions. At December 31, 1997, the Fund had the following outstanding forward foreign currency contracts:

                                    Value at
                                   Settlement      Current        Unrealized
Contracts                             Date          Value        Appreciation
---------                          ----------      -------       ------------
Forward Foreign Currency Sale
  Contracts:

AUD (1,074,439) expiring
  through 1/08/98..............     $707,385       $699,460         $7,925

ZAR 816,943 expiring
  through 1/06/98..............      167,750        167,588            162
                                                                    ------
                                                                    $8,087
                                                                    ======

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements in the foreign currency relative to the U.S. dollar.

Note 7 -- Restricted Security

The following security is restricted as to sale:

                                                                  Percent of
                              Date                                Net Assets
                            Acquired       Cost        Value      at 12/31/97
                            --------      -------     -------     -----------
Pacific Rim Mining Corp.
  (Special Warrants)        04/02/97     $298,326     $85,527        0.04%

Note 8 -- Trustee Deferred Compensation Plan. -- The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. If a Trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund cannot invest in itself. The Fund has elected to show this liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1997, the total value of the liability of the Fund's portion of the plan is $70,548.

--------------------------------------------------------------------------------
Report of Independent Accountants

To the Shareholders and Board of Trustees of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the International Investors Gold Fund (the "Fund") (one of the series constituting the Van Eck Funds), as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Investors Gold Fund series of the Van Eck Funds as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                        COOPERS & LYBRAND L.L.P.
New York, New York
February 26, 1998

VAN ECK FAMILY OF FUNDS
--------------------------------------------------------------------------------

Global Hard Assets Fund

Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

International Investors Gold Fund

Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.

Gold/Resources Fund

Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

Global Real Estate Fund

This Fund seeks long-term capital appreciation by investing in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

Emerging Markets Growth Fund

This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Asia Dynasty Fund

This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

Global Balanced Fund

This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

Global Income Fund

This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. Government Money Fund

This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

VAN ECK/CHUBB FUNDS
--------------------------------------------------------------------------------
Capital Appreciation Fund
Global Income Fund
Government Securities Fund
Growth and Income Fund
Tax-Exempt Fund
Total Return Fund

--------------------------------------------------------------------------------
This report must be accompanied or preceded by a Van Eck Gold and Money Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Global or Van Eck/Chubb Funds prospectus, please call the number listed below. Please read the prospectus before investing.

Van Eck Global [Logo]

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
For account assistance please call (800) 544-4653

FR19980123-0057